Exhibit No. 99

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                            NASCOR MORTGAGE LOAN POOL
                       20-YEAR THROUGH 30-YEAR FIXED RATE
                            NON-RELOCATION MORTGAGES
                              NASCOR SERIES 1999-04
                              POOL PROFILE (1/8/99)
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                                      ------------------   --------------------
                                           BID                   TOLERANCE
                                      ------------------   --------------------
AGGREGATE PRINCIPAL BALANCE                $700,000,000             (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                      1-Feb-99
INTEREST RATE RANGE                       5.50% - 9.00%
GROSS WAC                                         7.18%           (+/- 10 Bps%)
WEIGHTED AVERAGE SERVICE FEE                     25 bps
MASTER SERVICING FEE                            1.7 bps
WAM (in months)                                     357           (+/- 2 month)

WALTV                                               72%           (maximum 79%)

CALIFORNIA %                                        49%           (maximum 55%)
SINGLE LARGEST ZIP CODE CONCENTRATION                1%           (maximum  3%)

AVERAGE LOAN BALANCE                           $349,000      (maximum $360,000)
LARGEST INDIVIDUAL LOAN BALANCE              $1,094,511    (maximum $1,500,000)

CASH-OUT REFINANCE %                                15%          (maximum  23%)

PRIMARY RESIDENCE %                                 97%           (minimum 92%)

SINGLE-FAMILY DETACHED %                            94%           (minimum 89%)

FULL DOCUMENTATION %                                94%           (minimum 89%)

UNINSURED > 80% LTV %                                2%            (maximum 5%)

TEMPORARY BUYDOWNS                                   0%           (maximum  5%)

FICO                                                724           (minimum 710)

             THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY
               THE DESCRIPTION OF THE MORTGAGE LOANS CONTAINED IN
                           THE PROSPECTUS SUPPLEMENT.

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     (1)  All dollar amounts are  approximate  and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

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                            NASCOR MORTGAGE LOAN POOL
                       20-YEAR THROUGH 30-YEAR FIXED RATE
                            NON-RELOCATION MORTGAGES
                              NASCOR SERIES 1999-04
                               PRICING INFORMATION
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RATING AGENCIES                            TBD by Norwest

PASS THRU RATE                                      6.50%

ASSUMED SIZE OF PRINCIPAL ONLY CLASS                0.16%

PRICING DATE                                    08-Jan-99

FINAL STRUCTURE DUE DATE                        08-Feb-99            9:00 AM

SETTLEMENT DATE                                 25-Feb-99

ASSUMED SUB LEVELS                                    AAA             3.900%
                                                       AA             2.500%
                                                        A             1.150%
                                                      BBB             0.700%
                                                       BB             0.400%
                                                        B             0.200%

NASCOR may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 1999-04. The principal only certficate created by the discount mortgage loans will not be included in the bid on the pricing date.

NASCOR CONTACTS                                     Brad Davis (301)846-8009
                                                    Lori Fountain (301)846-8185

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